Conquer Risk Tactical Rotation Fund
		Schedule of Investments
	September 30, 2024 (Unaudited)
Shares		Fair Value	% of Net Assets

EXCHANGE TRADED FUNDS
Equity
171,620	Consumer Staples Select Sector SPDR® Fund ETF	$ 14,244,460
202,093	Invesco S&P 500® Low Volatility ETF	14,496,131
1,350,851	SPDR Portfolio S&P 400® Mid Cap ETF *	73,864,533
92,561	The Health Care Select Sector SPDR Fund	14,256,245
53,378	Vanguard Total Stock Market ETF	15,114,514
180,316	WisdomTree U.S. Quality Dividend Growth Fund	15,004,094

Total for Exchange Traded Funds (Cost - $145,152,379)		146,979,978	98.69%

MONEY MARKET FUNDS
1,854,331	Goldman Sachs FS Government Fund Institutional - 4.78% +	1,854,331	1.25%

Total for Money Market Funds (Cost - $1,854,331)

	Total Investments (Cost - $147,006,710)	148,834,309	99.94%

	Other Assets in Excess of Liabilities	92,365	0.06%

	Net Assets	$148,926,674	100.00%

* Additional Information, including current Prospectus and Annual Reports, is available at
https://www.ssga.com/us
+ The rate shown represents the 7-day yield at September 30, 2024.

1.) AFFILIATED ISSUER TRANSACTIONS

When a Fund holds more than 5% of the outstanding shares of an investment, that investment is consider to be an affiliated investment of the Fund. During the quarter ended September 30, 2024, the Fund had the following transactions with affiliated companies:

Direxion Daily Mid Cap
Security Name	Bull 3X Shares ETF
Value as of June 30, 2024	$ 18,086,121
Purchases	59,540,320
Sales	(76,635,915)
Change in Unrealized Gain (Loss)	(256,701)
Realized Gain (Loss)	(733,825)
Value as of September 30, 2024	$ -

Shares Balance as of September 30, 2024	-
Dividends	$ -
Capital Gain Distributions	$ -